Exhibit 10.2

AMENDMENT

TO THE

GLOBAL ENTERTAINMENT CORPORATION

2000 LONG-TERM INCENTIVE PLAN

Effective as of February 1, 2001, Global Entertainment Corporation (the “Company”) adopted the Global Entertainment Corporation 2000 Long-Term Incentive Plan (the “Plan”). By this instrument, the Company desires to amend the Plan to increase the number of shares of Global Entertainment Corporation stock available under the Plan.

1. This Amendment shall amend only that Section specified herein and those Sections not amended hereby shall remain in full force and effect.

2. Section 5.1 of the Plan, which sets forth the number of shares of Stock subject to the Plan, is hereby amended and restated in its entirety as follows:

5.1 NUMBER OF SHARES. Subject to adjustment provided in paragraph 10.1, the aggregate number of shares of Stock reserved and available for Awards shall be seven hundred fifty thousand (750,000).

3. This Amendment shall be effective as of February 1, 2001.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized representative on the 23rd day of July, 2001.

GLOBAL ENTERTAINMENT CORPORATION

By	/s/ Richard Kozuback

Its	President/CEO